FREEPORT-MCMORAN COPPER & GOLD

3rd Quarter 2010

Earnings Conference Call

PROVEN PERFORMANCE
SHINING FUTURE

October 21, 2010

www.fcx.com

FCX LISTED NYSE

FREEPORT-McMoRAN COPPER & GOLD

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our potential performance in the future. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, anticipated closing of the investment in McMoRan Exploration Co., potential prepayments of debt, projected EBITDA, future dividend payments and potential share purchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

In making any forward-looking statements, the person making them believes that the expectations are based on reasonable assumptions. We caution readers that those statements are not guarantees of future performance and our actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our future results to differ from results anticipated by forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, potential effects of violence in Indonesia, potential outcomes of the contract review process and resolution of administrative disputes in the Democratic Republic of Congo, risks related to the investment in McMoRan Exploration Co., weather-related risks, labor relations, environmental risks, litigation results, currency translation risks and other factors described in more detail under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions on which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example commodity prices, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, during the quarter, we may make changes to our business plans that could or will affect our results for the quarter. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

3Q10 Highlights

- Excellent Financial Results
- Strong Production and Cost Performance
- Positive Pricing for Key Commodities
- Taking Steps to Increase Near-term Copper Production
- Continuing to Advance Future Growth Projects/Expansion Plans
- Board Action to Increase Common Stock Dividend to $2.00/Share per Annum

FREEPORT-McMoRAN COPPER & GOLD

3Q10 Highlights

Sales Data	3Q10	9 mos. 2010
Copper		
Consolidated Volumes *(mm lbs)*	1,081	2,955
Average Realization *(per lb)*	$3.50	$3.33
Site Production & Delivery Unit Costs *(per lb)*	$1.38	$1.38
Unit Net Cash Costs *(per lb)*	$0.82	$0.87
Gold		
Consolidated Volumes *(000's ozs)*	497	1,273
Average Realization *(per oz)*	$1,266	$1,204
Molybdenum		
Consolidated Volumes *(mm lbs)*	17	50
Average Realization *(per lb)*	$16.06	$16.43

Financial Results *(in millions, except per share amounts)*	3Q10	9 mos. 2010
Revenues (1)	$5,152	$13,379
Net Income Attributable to Common Stock (1)	$1,178	$2,724
Diluted Earnings Per Share (1)	$2.49	$5.88
Operating Cash Flows (2)	$1,336	$4,218
Capital Expenditures	$350	$877

1) *Includes favorable adjustments to provisionally priced copper sales of $191 mm ($85 mm to net income attributable to common stock or 18¢/share) in 3Q10 and unfavorable adjustments to prior year provisionally priced copper sales of $23 mm ($9 mm to net income attributable to common stock or 2¢/share) in the first nine months of 2010.*

2) *Includes working capital (uses) of $(636) mm in 3Q10 and ($529) mm in the first nine months of 2010.*

Quarterly Operating Highlights

3Q10 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery[(1)]	$1.62	$1.16	$1.43	$1.44	$1.38
By-Product Credits	(0.36)	(0.21)	(1.67)	(0.65)	(0.77)
Treatment Charges	0.10	0.18	0.22	-	0.16
Royalties[(1)]	-	-	0.12	0.07	0.05
Unit Net Cash Costs	$1.36	$1.13	$0.10	$0.86	$0.82

Sales From Mines for 3Q by Region

North America | South America[(3)] | Indonesia | Africa[(4)]


267
303
Cu
mm lbs
17 (2)
16
Mo
mm lbs
3Q10 3Q09 3Q10 3Q09
377
327
Cu
mm lbs
3Q10 3Q09
364
330
Cu
mm lbs
466
683
Au
000's ozs
3Q10 3Q09 3Q10 3Q09
73
40
Cu
mm lbs
3Q10 3Q09

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes 2 mm lbs of molybdenum from South America.
(3) Gold sales totaled 30k ozs in 3Q10 and 20k ozs in 3Q09.
(4) Cobalt sales totaled 6 mm lbs in 3Q10.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's web site.

Strong Markets


LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,000
1,750
1,500
1,250
1,000
750
500
250
0
400
350
300
250
200
150
100
50
0
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)


$1,500
$1,250
$1,000
$750
$500
$250
$0
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

Molybdenum Price* ($/lb)


$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10

* Metals Week – Molybdenum Dealer Oxide Price

Development Project Update
North America

Morenci

Mill Restart & Ramp-up

- Mill averaged 31K t/d during 3Q10 & ramping up rates – 50K t/d by 2011

Increase Mine Rate

- Averaged 484K t/d in 3Q10; continue ramp-up to 635K t/d
- Additional stripping to expose additional ore; cash cost impact of 8-10¢ per lb of copper
- Further rate increases being assessed

Increase volumes by 125mm lbs Cu on an annual basis beginning in 2011



Development Project Update

North America



Miami Mine Restart

- Began stripping activities in 1Q10; 3Q10 mining rate of ~150K t/d
- Ramp up to 100MM lbs Cu/year by late 2011
- $40MM project, primarily mining equipment
- 12/31/09 reserves of 600MM lbs Cu

Safford Sulphur Burner

- Sulphur Burner at Safford
- ~$150MM project with completion in first half 2011
- Reduces external purchases of sulphuric acid, reduces transportation costs & provides more cost-effective source of acid
- Positive for long-term future of district, including Lone Star


Safford Sulphur Burner

Development Project Update

North America

Chino Restart

- Suspended mining & milling activities in late 2008 in response to global economic conditions
- Currently, producing ~35mm lbs Cu/year from residual leaching activities




Chino Mill Facilities

- Initiating restart of mining & milling activities
  - ~$150mm in restart costs
  - Incremental Cu: 100mm lbs/year in 2012 & 2013 and 200mm lbs in 2014
  - Attractive economics
- At 12/31/09, remaining reserves, excluding metal in stockpiles, totaled 1.1 billion lbs Cu*

*using a long-term average price of $1.60/lb for copper; reserves would increase with higher prices

Development Project Update

South America

Cerro Verde Expansion

- Completing $50MM project to increase mill rate from 108K t/d to 120K t/d
  - 30MM lbs Cu per year of incremental metal at low cash cost
- Evaluating large-scale concentrator expansion
  - Feasibility study is expected to be completed in 1H 2011

El Abra Sulfolix

- Large sulfide mineral deposit underlying current oxide pit
- Project extends life 10+ years – ~300MM lbs Cu/yr aggregate
- New leach pad & modifications to existing crushing plant
- Initial phase 55% complete
- Approximate $725MM project through 2015 with $565MM* for initial phase to be completed in 2011
- Studies initiated for potential major mill project


Sulfolix Project
Setting PLS Pipe

* approximately $270mm spent to-date

Grasberg Pit Mine Plan – October 2010

Final Pit Changes

Continue to optimize the ultimate pit; accelerating metal from underground to open pit

Plan Changes

- Step-in of north wall to balance additional mining in east side
- Changes in ramp system provide access to high-grade ore on west wall
- Ore tonnage remains same with mine life unchanged at mid-2016
- Small changes to 2012-2013 metal, more than offset by increase in 2014/2015 (+90mm lbs & 260K ozs, net increase)
- NPV positive


Final Pit
Mine less
Mine more
N

FREEPORT-MCMORAN
COPPER & GOLD

Long-Term Underground Mine Development in Indonesia

- **Significant undeveloped underground reserves**
  - **Aggregate reserves of 41 billion lbs Cu & 35 million ozs Au**
- **DOZ expanded to 80K t/d**
- **Big Gossan mine – full rates of 7K t/d by late 2012**
- **Grasberg Block Cave – ramp-up to commence on completion of open pit**
- **Deep MLZ – completed Feasibility Study with start-up as DOZ depletes**
- **Underground production expected to reach 240K t/d**



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Big Gossan
DOZ
DMLZ

Tenke Fungurume

- Sold 73MM lbs Cu & 6MM lbs Co in 3Q10
- At full rates (initial phase), aggregate annual metal of 250MM lbs Cu & over 18MM lbs Co
  - Mill operated at ~12K t/d in 3Q, above 8K t/d design capacity
  - Increasing mining rate to accelerate high-grade material
  - Based on these enhancements & 10K t/d mill rate, Cu production expected to increase to 290MM lbs/year
- Exploration activities continue to support opportunities for future expansion
- Completing studies to evaluate continued optimization & expanded output


The mill at Tenke has been
operating above design capacity

Climax Restart

- **One of the most attractive primary molybdenum development projects in the world – large-scale production capacity, attractive cash costs and future growth options**
- **Initial annual capacity of 30mm pounds with expansion options**
- **$700mm project with estimated remaining costs of ~$500mm**
- **Continue to advance certain construction activities to provide flexibility for start-up**
  - **Mobilized key personnel & contractors**
  - **Completed concrete foundations for various equipment installations**
  - **Prepared site for winter construction activities**
- **Assessing timing of start-up**



SAG & Ball Mill Foundation Work

FREEPORT-McMoRAN COPPER & GOLD

FCX Announced Copper Additions To Date

Additional
Annual Copper

+~500mm lbs


40
30
200
100
125
Tenke Mill & Mine Rate Increase (2011)
Cerro Verde Debottleneck (2011)
Chino Mine & Mill Restart (ramp-up in 2012*)
Miami Mine Restart (late 2011)
Morenci Mill Restart & Mine Rate Increase (2011)

Low cost projects to add production relatively quickly

** expected to reach 200mm lbs in 2014*

Copper Reserves & Mineralized Material

as of 12/31/09

12/31/09 Copper Reserves by Geographical Region


North America 26%
South America 33%
Indonesia 33%
8%
Africa


billion lbs of copper
104
at $1.60 Cu price
Reserves (a)
(recoverable copper)
226
Mineralized Material (b)
(contained copper)
at $2.00 Cu price
Reserves
122 billion lbs
Reserves (a) & Mineralized Material (b)

(a) *recoverable proven and probable copper reserves were estimated using a long-term average copper price of $1.60/lb; 83 billion pounds net to FCX's interest*

(b) *contained copper; consolidated copper resources using a long-term copper price of $2.00/lb. **Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

Current Projects Under Evaluation

North America

- Further increases to Morenci/ Safford mining rates
- Plans for Twin Buttes/ Sierrita district
- Climax
- Major mill projects for sulfide development

Tenke Fungurume

- Debottlenecking
- Further oxide expansion
- Sulfide development

South America

- Major expansion at Cerro Verde
- El Abra mill project

Grasberg

- Optimal timing for transition to underground
- Optimize Deep MLZ mine plan

FREEPORT-MCMORAN COPPER & GOLD

FCX Copper Projects

billion lbs copper annually

Replacement Projects



0.3
El Abra Sulfolix
Grasberg Underground
1.1

1.4 billion lbs Cu

New Copper Sources



SA Potential Projects
0.85
Tenke Expansions
0.25
0.1
NA Incremental
0.5
NA Potential Projects

1.7 billion lbs Cu

Other Opportunities

- Tenke Sulfides
- NA Mill Projects (Sierrita, Bagdad, Ajo, Safford)
- Lone Star

Shining Future

Exploration Targets in Major Mineral Districts


Safford/Lone Star/Morenci District
Cerro Verde
Tenke Fungurume/Africa
Grasberg/Indonesia

Exploration
in 2010e
$120 million


North America 32%
South America 25%
Africa 18%
19% Indonesia
6%

Australasia
& Other Areas

Expect to increase exploration spending significantly in 2011

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

2010 Outlook

- **Sales Outlook:**
  - *Copper: 3.85 Billion lbs.*
  - *Gold: 1.9 Million ozs.*
  - *Molybdenum: 65 Million lbs.*
- **Unit Net Cash Cost (1):**
  - *83¢/lb*
- **Operating Cash Flows (2):**
  - *~ $6 Billion*
  - *Assumes $3.75/lb Copper for 4Q10*
  - *Each 10¢/lb Change in Copper = $60 Million in 2010*
- **Capital Expenditures:**
  - *$1.6 Billion*

(1) Assumes average prices of $1,300/oz for gold and $15/lb for molybdenum for 4Q10.

(2) Assumes average prices of $1,300/oz for gold and $15/lb for molybdenum for 4Q10; each $50/oz change in gold would have an approximate $10 MM impact, and each $2.00/lb change in molybdenum would have an approximate $8 MM impact.

NOTE: Amounts are projections; see Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Near-Term Sales Profile

Excludes current projects under evaluation

Copper Sales (billion lbs)



5
4
3
2
1
0
3.9
3.9
4.1
4.2
2010e
2011e
2012e
2013e

Note: Consolidated copper sales include approximately 745 mm lbs in 2010e, 735 mm lbs in 2011e, 750 mm lbs in 2012e, and 770 mm lbs in 2013e for noncontrolling interest; excludes purchased copper.

e = estimate. See Cautionary Statement.

Gold Sales (million ozs)



2
1
0
1.9
1.5
1.3
1.7
2010e
2011e
2012e
2013e

Note: Consolidated gold sales include approximately 185k ozs in 2010e, 150k ozs in 2011e, 130k ozs in 2012e, and 165k ozs in 2013e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
80
60
40
20
0
65
70
70
70
2010e
2011e
2012e
2013e

Freeport-McMoRan Copper & Gold

2010e Quarterly Payable Metal Sales

Copper Sales (million lbs)



1,250
1,000
750
500
250
0
960
914
1,081
895
1Q10
2Q10
3Q10
4Q10e

Note: Consolidated copper sales include approximately 181 mm lbs in 1Q10, 173 mm lbs in 2Q10, 210 mm lbs in 3Q10 and 181 mm lbs in 4Q10e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)



800
600
400
200
0
478
298
497
585
1Q10
2Q10
3Q10
4Q10e

Note: Consolidated gold sales include approximately 47k ozs in 1Q10, 30k ozs in 2Q10, 49k ozs in 3Q10 and 59k oz in 4Q10e for noncontrolling interest.

Molybdenum Sales (million lbs)



25
20
15
10
5
0
17
16
17
15
1Q10
2Q10
3Q10
4Q10e

e = estimate. See Cautionary Statement.

2010e Sales and Unit Production Costs by Region

2010e Sales by Region



North America
South America
Indonesia
Africa
1,080
Cu
mm lbs
65(1)
Mo
mm lbs
1,320
Cu
mm lbs
0.1
Au
mm ozs
1,200
Cu
mm lbs
1.8
Au
mm ozs
250
Cu
mm lbs
20
Co
mm lbs

(per pound of copper)

	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs(2)					
Site Production & Delivery(3)	$1.51	$1.21	$1.56	$1.41	$1.42
By-product Credits	(0.36)	(0.20)	(1.86)	(0.55)	(0.78)
Treatment Charges	0.10	0.15	0.22	-	0.15
Royalties(3)	-	-	0.13	0.07	0.04
Unit Net Cash Costs	$1.25	$1.16	$0.05	$0.93	$0.83

(1) Includes by-product molybdenum from South America.

(2) Estimates assume average prices of $3.75/lb for copper, $1,300/oz for gold, $15/lb for molybdenum and $12/lb for cobalt for 4Q10. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(3) Production costs include profit sharing in South America and severance taxes in North America.

Note: e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*

($1,000 Gold & $10 Molybdenum)



$12
$9
$6
$3
$0
(US$ billions)
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)*

($1,000 Gold & $10 Molybdenum)



$8
$6
$4
$2
$0
(US$ billions)
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

*Based on operating plans, volumes and costs for average of 2011e & 2012e.

Note: For 2011e/2012e average, each $50/oz change in gold approximates $70 million to EBITDA and $40 million to operating cash flow; each $2.00/lb change in molybdenum approximates $120 million to EBITDA and $100 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Sensitivities

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$375	$260
Molybdenum: -/+ $1.00/lb	$60	$50
Gold: -/+ $50/ounce	$70	$40
Diesel(1): -/+ 10%	$55	$35
Purchased Power(2): -/+ 10%	$40	$25
Currencies(3): +/- 10%	$120	$70

(1) $2.50/gallon base case assumption.
(2) 6.7¢/kWh base case assumption.
(3) U.S. Dollar Exchange Rates: 500 Chilean peso, 9,000 Indonesian rupiah, $0.90 Australian dollar, $1.37 Euro, 2.85 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2011e/2012e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Capital Expenditures (1)

Excludes current projects under evaluation


(US$ billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Major Projects
All Other
$2.7
1.1
1.6 (2)
$1.6
0.6
1.0 (3)
$1.6
0.9
0.7 (4)
$2.3
1.0
1.3 (5)
2008
2009
2010e
2011e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions.
(2) Includes $1.1 billion for Tenke development.
(3) Includes Tenke development, Grasberg underground development and $200 MM for property acquisition adjacent to Sierrita.
(4) Primarily includes El Abra sulfide, Grasberg underground development, Climax construction activities and Safford sulphur burner.
(5) Primarily includes Grasberg underground development, El Abra sulfide, Climax construction activities and Chino restart.
Note: Includes capitalized interest. Excludes capital expenditures for Current Projects Under Evaluation (slide 17).
e= estimate. See Cautionary Statement.

Balance Sheet


(US$ billions)
Total Debt
$20
$15
$10
$5
$0
$17.6 (1)
$7.4
$4.8
At Time of PD Acquisition in March 2007
12/31/08
9/30/10

	At Time of PD Acquisition in March 2007	12/31/08	9/30/10
Consolidated Cash	*$3.4*	*$0.9*	*$3.7*
Net Debt	*$14.2*	*$6.5*	*$1.1*

- ***Repaid $2.6 bn in Debt Since YE 2008 (35% Reduction)***
- ***Significant Liquidity***
- ***Strong Credit Metrics***
- ***No Near-term Maturities***
- ***Investment Grade Rated by S&P, Moody's, Fitch***

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt.

Agreement to Invest $500 Million in McMoRan Exploration*

- FCX Tradition of Building Values through Exploration
- FCX Attracted to Opportunities to Participate in Early Stage Projects that Have Potential to be World Scale
- McMoRan Investment in the Shallow Waters of the US GOM Uniquely Fits this Objective
- Core Strategy of Investing Aggressively in Organic Growth Projects in Copper and Moly Unchanged

*Announced on 9/20/10 in connection with MMR GOM property acquisition; transaction expected to close by year-end following MMR shareholder approvals.

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Invest in Attractive Growth Projects
- Opportunistic Debt Repayment
- Board Action to Increase Common Stock Dividend to $2.00/Share per Annum
- Board to Review Financial Policy on an Ongoing Basis

FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- Long-lived Reserves, Geographically Diverse Operations
- Flexible Operating Structure Can Respond to Varying Market Conditions
- Significant Reserve Growth

FREEPORT-MCMORAN COPPER & GOLD

Reference Slides

FREEPORT-MCMORAN COPPER & GOLD

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2010e-2015e

2010e – 2015e PT-FI Share
Total: 7.2 billion lbs copper
Annual Average: 1.2 billion lbs

2010e – 2015e PT-FI Share
Total: 10.2 million ozs gold
Annual Average: 1.7 million ozs



Copper, billion lbs
Gold, million ozs
1.2
1.8
1.0
1.4
1.1
1.2
1.1
1.6
1.2
1.6
1.6
2.6
2010e
2011e
2012e
2013e
2014e
2015e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Grasberg Open Pit



9N
8E
9S
N

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8E is the Primary Ore Pushback in 2010
8E
7S
End
2009
1Q10
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-McMoRAN COPPER & GOLD

Mining Sequence in 2010

Copper Equivalent Cross Section



A
B
8E is the Primary Ore Pushback in 2010
8E
7S
End 2009
1Q10
2Q10
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Freeport-McMoRan Copper & Gold

Mining Sequence in 2010

Copper Equivalent Cross Section



A
B
8E is the Primary Ore Pushback in 2010
8E
7S
End 2009
2Q10
3Q10
1Q10
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section



A
B
8E is the Primary Ore Pushback in 2010
8E
7S
End 2009
2Q10
3Q10
4Q10
1Q10
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Freeport-McMoRan Copper & Gold

Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
9N is the Primary Ore Pushback in 2012
9S
9N
End 2011
8E
2012
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
End 2012
2013
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2014

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End 2013
2014
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Grasberg Pit Mine Plan

Cross-Sections

S	North Wall at year-end 2013	N

Step-in & 9N narrower

NW	Final Pit (2016)	SE

Improved access to high-grade ore in 2014-2016



Current Plan
Previous Plan
Not as deep
Higher grade ore

Cross-Section Legend



NW
N
S
SE

- Mine less
- Mine more
- 0.25 - 0.99% CuEq
- 1.00 - 1.99% CuEq
- 2.00 - 2.99% CuEq
- >3.00% CuEq

Metal Impacts – October 2010 Mine Plan

- ***Accelerates metal from UG to open pit:***

  +90mm lbs Cu & +260K ozs Au, net to PT-FI

- ***Small changes to 2012-2013 more than offset by increase in 2014/2015***
- ***NPV positive***